THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.


                             STOCK PURCHASE WARRANT

                          TO PURCHASE 87,500 SHARES OF

                                 COMMON STOCK OF

                                  U-SHIP, INC.


         THIS CERTIFIES THAT, for good and valuable consideration, Michael L. Bochert, or his registered assignees, is entitled to subscribe for and purchase from U-Ship, Inc., a Utah corporation (the "Company"), at any time after June 5, 1995, to and including June 5, 2002, Eighty-Seven Thousand Five Hundred (87,500), fully paid and nonassessable shares of the Common Stock of the Company at the price of $.875 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the initial holder, any party who acquires all or a part of this Warrant as a registered transferee of the initial holder in accordance with the terms of this Warrant, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term "Common Stock" means and includes the Company's presently authorized voting common stock, $.001 par value per share, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company; and the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Transferability.

                  (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), prior to the expiration of this Warrant by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company and accompanied or preceded by the surrender of this Warrant and payment of the Warrant Exercise Price for such shares. The Holder shall then complete and comply with a subscription agreement in the form requested by the Company.

                  (b) Neither this Warrant nor the Warrant Shares may be sold, assigned, hypothecated, or otherwise transferred other than (i) by will or pursuant to the operation of law, or (ii) pursuant to Section 8 hereof. Further, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations. Other than by operation of law, there shall be no more than 4 outstanding record holders of this Warrant at any one time.

         2. Payment of Warrant Exercise Price.

         Payment of the Warrant Exercise Price may be made by any of the following, or a combination thereof, at the election of Holder:

         (i) cash, certified check, cashiers check or wire transfer; or

         (ii) surrender of this Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant, as adjusted pursuant to the provisions of Section 6 of this Warrant),

                  Y = the number of shares of Common Stock for which this Warrant is being exercised,

                  A = the Market Price of one share of Common Stock (for purposes of this Section 2(ii), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or if the Common Stock is not traded on Nasdaq, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange), and

                  B = the Exercise Price.

         3. Exchange and Replacement. Subject to Sections 1 and 8 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its principal executive office for a new Warrant(s) of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrant(s) to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the initial Holder shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 3. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer or income taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrant(s) pursuant to this Section 3.

         4. Issuance of the Warrant Shares.

                  (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered, the payment made for such Warrant Shares as aforesaid and the subscription agreement is returned to the Company. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding 15 business days after the rights represented by this Warrant shall have been so exercised, such payment surrendered and such agreement returned and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

                  (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         5. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes (except stock transfer and income taxes), liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         6. Antidilution Adjustment. The provisions of this Warrant are subject to adjustment as provided in this Section 6.

                  (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

                           i) pay any dividends on any class of stock of the
                  Company payable in Common Stock;

                           ii) subdivide its then outstanding shares of Common
                  Stock into a greater number of shares; or

                           iii) combine outstanding shares of Common Stock, by
                  reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Company's Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

                  (b) Upon each adjustment of the Warrant Exercise Price pursuant to Section 6(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

                  (c) In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such capital reorganization, reclassification, consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Prior to consummating any such consolidation, merger or sale, the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  (d) Upon any adjustment of the Warrant Exercise Price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         7. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         8. Notice of Transfer of Warrant or Resale of the Warrant Shares.

                  (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give seven days written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Such notice may be provided in the form of Warrant Assignment attached hereto. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the reasonable opinion of such counsel, the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfer which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties and agreements as may be reasonably required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

                  (b) If in the reasonable opinion of the counsel referred to in this Section 8, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 8 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the reasonable opinion of such counsel to the Company, are permitted by law.

         9. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and ask prices on any national securities exchange or quoted on the Nasdaq, or if not listed on a national securities exchange or quoted on Nasdaq, the average of the last reported closing bid and ask prices as reported by Metro Data Company, Inc. from quotations by market makers in such Common Stock on the Minneapolis-St. Paul local over-the-counter sales.

         10. Representations of the Holder.

                  (a) The Holder acknowledges and represents that Holder understands that this Warrant is illiquid and highly speculative, that Holder is able to bear the economic risk associated with this Warrant, and that Holder believes that this Warrant is a suitable investment for Holder.

                  (b) The Holder acknowledges and represents that Holder has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and to review such documents as Holder may have requested in writing) and has utilized such access to Holder's satisfaction for the purpose of obtaining information about the Company.

                  (c) The Holder represents and warrants that this Warrant is being acquired for Holder's own account and without the intention of reselling or redistributing the same. Holder further understands and agrees that the transferability of the Warrant is restricted as described herein.

                  (d) The Holder hereby represents that he is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.


         IN WITNESS WHEREOF, the undersigned have caused this Warrant to be signed this 5th day of June, 1995.


HOLDER:                                       U-SHIP, INC.:

/s/ Michael L. Bochert                        By  /s/ Bruce H. Senske
Michael L. Bochert                                Bruce H. Senske
                                                  Its:  Chief Executive Officer




                           NOTICE OF WARRANT EXERCISE

                  (To be signed only upon exercise of Warrant)

TO:      U-SHIP, INC.

         The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _____________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of, and be delivered to,




                                                   _____________________________
                                                   (Print Name)

Please insert social security or other
identifying number of registered holder of
certificate (_____________)                        _____________________________
                                                   (Address)

                                                   _____________________________




Date: _____________________, 199_                  _____________________________
                                                   Signature*






*The signature of the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.



                               WARRANT ASSIGNMENT

                  (To be signed only upon transfer of Warrant)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by the foregoing warrant to purchase Common Stock of U-SHIP, INC., to which the foregoing warrant relates and appoints ________________________________ attorney to transfer said right on the books of U-SHIP, INC., with full power of substitution in the premises.

         The manner of the proposed transfer by the undersigned is described briefly in the space below.




Dated:______________________________               _____________________________
                                                            (Signature)

                                                   _____________________________

                                                   _____________________________

                                                   _____________________________
                                                             (Address)


In Presence Of:

_____________________________




         THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.


                             STOCK PURCHASE WARRANT

                          TO PURCHASE 42,857 SHARES OF

                                 COMMON STOCK OF

                                  U-SHIP, INC.


         THIS CERTIFIES THAT, for good and valuable consideration, Michael L. Bochert, or his registered assignees, is entitled to subscribe for and purchase from U-Ship, Inc., a Utah corporation (the "Company"), at any time after June 4, 1996, to and including June 4, 2003, Forty-Two Thousand Eight Hundred Fifty-Seven (42,857), fully paid and nonassessable shares of the Common Stock of the Company at the price of $3.50 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the initial holder, any party who acquires all or a part of this Warrant as a registered transferee of the initial holder in accordance with the terms of this Warrant, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term "Common Stock" means and includes the Company's presently authorized voting common stock, $.001 par value per share, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company; and the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Transferability.

                  (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), prior to the expiration of this Warrant by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company and accompanied or preceded by the surrender of this Warrant and payment of the Warrant Exercise Price for such shares. The Holder shall then complete and comply with a subscription agreement in the form requested by the Company.

                  (b) Neither this Warrant nor the Warrant Shares may be sold, assigned, hypothecated, or otherwise transferred other than (i) by will or pursuant to the operation of law, or (ii) pursuant to Section 8 hereof. Further, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations. Other than by operation of law, there shall be no more than 4 outstanding record holders of this Warrant at any one time.

         2. Payment of Warrant Exercise Price.

         Payment of the Warrant Exercise Price may be made by any of the following, or a combination thereof, at the election of Holder:

         (i) cash, certified check, cashiers check or wire transfer; or

         (ii) surrender of this Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant, as adjusted pursuant to the provisions of Section 6 of this Warrant),

                  Y = the number of shares of Common Stock for which this Warrant is being exercised,

                  A = the Market Price of one share of Common Stock (for purposes of this Section 2(ii), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or if the Common Stock is not traded on Nasdaq, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange), and

                  B = the Exercise Price.

         3. Exchange and Replacement. Subject to Sections 1 and 8 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its principal executive office for a new Warrant(s) of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrant(s) to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the initial Holder shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 3. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer or income taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrant(s) pursuant to this Section 3.

         4. Issuance of the Warrant Shares.

                  (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered, the payment made for such Warrant Shares as aforesaid and the subscription agreement is returned to the Company. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding 15 business days after the rights represented by this Warrant shall have been so exercised, such payment surrendered and such agreement returned and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

                  (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         5. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes (except stock transfer and income taxes), liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         6. Antidilution Adjustment. The provisions of this Warrant are subject to adjustment as provided in this Section 6.

                  (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

                           i) pay any dividends on any class of stock of the
                  Company payable in Common Stock;

                           ii) subdivide its then outstanding shares of Common
                  Stock into a greater number of shares; or

                           iii) combine outstanding shares of Common Stock, by
                  reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Company's Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

                  (b) Upon each adjustment of the Warrant Exercise Price pursuant to Section 6(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

                  (c) In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such capital reorganization, reclassification, consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Prior to consummating any such consolidation, merger or sale, the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  (d) Upon any adjustment of the Warrant Exercise Price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         7. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         8. Notice of Transfer of Warrant or Resale of the Warrant Shares.

                  (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give seven days written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Such notice may be provided in the form of Warrant Assignment attached hereto. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the reasonable opinion of such counsel, the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfer which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties and agreements as may be reasonably required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

                  (b) If in the reasonable opinion of the counsel referred to in this Section 8, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 8 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the reasonable opinion of such counsel to the Company, are permitted by law.

         9. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and ask prices on any national securities exchange or quoted on the Nasdaq, or if not listed on a national securities exchange or quoted on Nasdaq, the average of the last reported closing bid and ask prices as reported by Metro Data Company, Inc. from quotations by market makers in such Common Stock on the Minneapolis-St. Paul local over-the-counter sales.

         10. Representations of the Holder.

                  (a) The Holder acknowledges and represents that Holder understands that this Warrant is illiquid and highly speculative, that Holder is able to bear the economic risk associated with this Warrant, and that Holder believes that this Warrant is a suitable investment for Holder.

                  (b) The Holder acknowledges and represents that Holder has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and to review such documents as Holder may have requested in writing) and has utilized such access to Holder's satisfaction for the purpose of obtaining information about the Company.

                  (c) The Holder represents and warrants that this Warrant is being acquired for Holder's own account and without the intention of reselling or redistributing the same. Holder further understands and agrees that the transferability of the Warrant is restricted as described herein.

                  (d) The Holder hereby represents that he is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.



         IN WITNESS WHEREOF, the undersigned have caused this Warrant to be signed this 4th day of June, 1996.


HOLDER:                                   U-SHIP, INC.:



/s/ Michael L. Bochert                    By  /s/ Bruce H. Senske
Michael L. Bochert                            Bruce H. Senske
                                              Its:  Chief Executive Officer




                           NOTICE OF WARRANT EXERCISE

                  (To be signed only upon exercise of Warrant)

TO:      U-SHIP, INC.

         The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _____________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of, and be delivered to,




                                                   _____________________________
                                                   (Print Name)

Please insert social security or other
identifying number of registered holder of
certificate (_____________)                        _____________________________
                                                   (Address)

                                                   _____________________________




Date: _____________________, 199_                  _____________________________
                                                   Signature*



*The signature of the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.



                               WARRANT ASSIGNMENT

                  (To be signed only upon transfer of Warrant)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by the foregoing warrant to purchase Common Stock of U-SHIP, INC., to which the foregoing warrant relates and appoints ________________________________ attorney to transfer said right on the books of U-SHIP, INC., with full power of substitution in the premises.

         The manner of the proposed transfer by the undersigned is described briefly in the space below.






Dated:______________________________




Dated:______________________________               _____________________________
                                                            (Signature)

                                                   _____________________________

                                                   _____________________________

                                                   _____________________________
                                                             (Address)


In Presence Of:

_____________________________